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                                                                   EXHIBIT 10.10


                                 June 7, 1996


Rental Service Corporation
14505 North Hayden Road
Scottsdale, Arizona 85260

Ladies and Gentlemen:

     This letter will confirm that, pursuant to Section 8.2 of the Preferred Stock and Common Stock Purchase Agreement (the "Agreement") dated January 4, 1996, among the undersigned entities and Rental Service Corporation (the "Company"), effective upon the closing of the Company's initial public offering of common stock, the undersigned hereby irrevocably and perpetually waive their right contained in Section 8.2 of the Agreement to designate a person for nomination to and election as a member of the Company's board of directors. The undersigned also waive any obligation of any stockholder of the Company to vote for election of any Designee (as defined in the Agreement) to the Company's board of directors. This letter constitutes an amendment to the Agreement to the extent necessary to give effect to the waiver contained herein.



                                            Very truly yours,

                                            NASSAU CAPITAL PARTNERS, L.P.


                                            By:  Nassau Capital L.L.C.,
                                                 General Partner



                                            By:  /s/ JOHN G. QUIGLEY
                                                 --------------------------
                                                 John G. Quigley


                                            NASSAU PARTNERS I, L.L.C.


                                            By:  /s/ JOHN G. QUIGLEY
                                                 --------------------------
                                                 John G. Quigley


Accepted and agreed:

RENTAL SERVICE CORPORATION

By:  /s/ DOUGLAS A. WAUGAMAN
     ------------------------
     Douglas A. Waugaman